                                                            EXECUTION COPY
                                                            --------------

                               AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     AMENDMENT NO. 1 (this "Amendment") dated as of March 5, 1999 to REGISTRATION RIGHTS AGREEMENT dated as of February 10, 1997 (the "Original Agreement"), among VISTANA, INC., a Florida corporation (the "Company") and the individuals and entities set forth on Schedule A attached hereto (capitalized terms not otherwise defined in this Amendment are used herein as defined in the Original Agreement);


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, subsequent to the date of the Original Agreement (i) Gellein, Adler and certain of their respective Affiliates have transferred certain of their Registrable Shares to certain other Affiliates of Gellein and Adler; (ii) certain Affiliates of Gellein and Adler have granted to one new Executive an option to acquire certain Registrable Shares and such new Executive has executed a joinder to the Original Agreement; and (iii) certain Affiliates of Gellein and Adler have granted two original Executives options to acquire additional Registrable Shares;

     WHEREAS, the Company and the other parties hereto, which include Holders owning a majority of the Registrable Shares held by the Executives as of the date of this Amendment, desire to amend the Original Agreement pursuant to
Section 9.3 thereof upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Amendments to Original Agreement. Subject to the conditions of Section 2 hereof, the Original Agreement is hereby amended as follows:

          (a) Amendment to Section 2(a). Section 2(a) of the Original Agreement is hereby amended in its entirety as follows:

          "(a)    (i)      Within 45 days prior to each of the second, third and
     fourth anniversaries of the Closing Date, the Company shall give notice to each of the Executives and their Affiliates who or which are holders of Registrable Shares informing such parties that, on or shortly after such anniversary of the Closing Date, the Company intends to file a Registration Statement for the purpose of effecting a Shelf Registration of Registrable Shares of the Executives and their respective Affiliates in accordance with this Section 2(a).

               (ii) Each Executive and his or her Affiliates which hold Registrable Shares may elect to include in such Registration Statement up to 50% of such Person's Registrable Shares which are not subject to any vesting limitations (determined as of the date of the Company's notice pursuant to Section 2(a)(i) hereof); provided, however, that notwithstanding the foregoing, each Executive and his or her Affiliates which hold Registrable Shares may elect to include in the Registration Statement contemplated to be filed after the fourth anniversary of the Closing Date all of such Person's Registrable Shares (whether or not any such Registrable Shares are then subject to any vesting limitations). Each Executive may exercise the election described in the preceding sentence by giving notice to the Company to such effect within 20 days after the date of the Company's notice referred to in Section 2(a)(i).

               (iii)  No Registration Statement filed pursuant to this
     Section 2(a) shall include an aggregate number of Registrable Shares in excess of 5% of the outstanding Common Stock, in each case as of the last day of the immediately preceding fiscal year of the Company. The limitation set forth in the preceding sentence shall not apply to the Registration Statement contemplated to be filed after the fourth anniversary of the Closing Date. In the event that the Executives and their Affiliates which hold Registrable Shares seek to include in any such Registration Statement a number of Registrable Shares in excess of such limitation, if applicable the Company shall include in such Registration Statement the Registrable Shares proposed to be sold by the Executives and their respective Affiliates on a pro rata basis, based upon the number of Registrable Shares that each such party and their Affiliates originally sought to include such Registration Statement.

               (iv)  Notwithstanding anything to the contrary contained in this
     Section 2(a), the Company shall not be required to effect any Shelf Registration pursuant to this Section 2(a) unless at least an aggregate of 25,000 Registrable Shares are sought to be included therein. The limitation set forth in the preceding sentence shall not apply to the Registration Statement contemplated to be filed after the fourth anniversary of the Closing Date."

          (b) Amendment to Section 2(c). Section 2(c) of the Original Agreement is hereby amended in its entirety as follows:

          "(c) The Company agrees to use its reasonable best efforts to keep each Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of Registrable Shares for a period ending on the earlier of (i) one year (two years in the case of each of the Registration Statement contemplated to be filed after the fourth anniversary of the Closing Date and any Registration Statement filed pursuant to Section 2(b)) from the date upon which such Registration Statement was declared effective and (ii) the first date on which all the Registrable Shares covered by such Shelf Registration have been sold pursuant to such Registration Statement."

               (c) Amendment to Section 6. The last paragraph of Section 6 is hereby amended by adding the following sentence to the end thereof:

          "Each holder of Registrable Shares hereby agrees that any actions, requests or notices which may be taken, made or delivered pursuant to this paragraph shall not require, in order to be valid, a resolution or written consent of the Company's Board of Directors but may instead be effected at the direction of the Company's Chairman of the Board, President or Vice Chairman of the Board without such a resolution or written consent. The Effectiveness Period shall be extended by the aggregate number of days during which a holder is restricted from disposing of Registrable Shares pursuant to this paragraph."

               (d) Amendment to Schedule A. Schedule A to the Original Agreement is hereby amended in its entirety by replacing such Schedule with Amended Schedule A attached hereto.

     2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent:

          (a) The Board of Directors of the Company shall have approved of the Company's execution, delivery and performance of this Amendment; and

          (b) The Company shall have executed this Amendment and shall have received fully executed counterparts of this Amendment from Holders owning a majority of the Registrable Shares held by the Executives as of the date of this Amendment.

     3.   Miscellaneous.

          (a) Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Original Agreement. Except as expressly amended hereby, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Original Agreement, the terms "the Agreement," "herein," "hereof," "hereinafter," "hereto" and words of similar import, shall, unless the context otherwise requires, mean the Original Agreement as amended by the Amendment. References to the terms "Agreement" appearing in the Exhibits or Schedules to the Original Agreement, shall, unless the context otherwise requires, mean the Original Agreement as amended by this Amendment.

          (b) Headings and terms. The headings in this Amendment are for purposes of reference only and shall not be considered in construing this Amendment. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

          (c) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one agreement.

          (d) Law Governing. This Amendment shall be construed and enforced in accordance with and shall be governed by the laws of the State of Florida, without giving effect to its conflict of laws provisions.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                              THE COMPANY:
                              -----------

                              VISTANA, INC., a Florida corporation



                              By: /s/ Raymond L. Gellein, Jr.
                                  ----------------------------------------------
                                  Name:  Raymond L. Gellein, Jr.
                                  Title: Chairman


                              THE HOLDERS:
                              -----------

                              NEVWEST LIMITED PARTNERSHIP



                              By:  /s/ Ronald Smith
                                   ---------------------------------------------
                                   Name:  Ronald Smith
                                   Title: President of NevGel, Inc., General
                                          Partner


                              /s/ Raymond L. Gellein, Sr.
                              --------------------------------------------------
                              Raymond L. Gellein, Sr., Trustee of the Raymond L. Gellein, Jr. Grantor Retained Annuity Trust

                              /s/ Catherine G. Male
                              --------------------------------------------------
                              Catherine G. Male, Trustee of the Matthew James Gellein Irrevocable Trust

                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                 /s/ Catherine G. Male
                                ----------------------------------------------
                                Catherine G. Male, Trustee of the Brett Tyler Gellein Irrevocable Trust


                                NEVEAST LIMITED PARTNERSHIP


                                By:  /s/ Ronald Smith
                                     -----------------------------------------
                                     Name:   Ronald Smith
                                     Title:  President of NevJan I, Inc.,
                                             General Partner

                                /s/ Raymond L. Gellein, Sr.
                                ----------------------------------------------
                                Raymond L. Gellein, Sr., Trustee of the
                                Janice G. Gellein Grantor Annuity Trust



                                /s/ Raymond L. Gellein, Sr.
                                ----------------------------------------------
                                Raymond L. Gellein, Sr., Trustee of the
                                Catherine Male Gift Trust



                                /s/ Raymond L. Gellein, Sr.
                                ----------------------------------------------
                                Raymond L. Gellein, Sr., Trustee of the
                                Cherie Doherty Gift Trust



                                /s/ Raymond L. Gellein, Sr.
                                ----------------------------------------------
                                Raymond L. Gellein, Sr., Trustee of Susan
                                Faetz Gift Trust


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                          RIJA LIMITED PARTNERSHIP



                          By:  /s/ Richard Adler
                               -------------------------------------------------
                               Name:  Richard Adler
                               Title: President of Alexdann corporation,
                                      General Partner


                               /s/ Jeffrey A. Adler, Trustee
                               -------------------------------------------------
                               Jeffrey A. Adler, Trustee of the Jeffrey A. Adler Grantor Annuity Trust #1


                               /s/ Jeffrey A. Adler, Trustee
                               -------------------------------------------------
                               Jeffrey A. Adler, Trustee of the Jeffrey A. Adler Grantor Annuity Trust #2


                               /s/ Lee I. Miller, Trustee
                               -------------------------------------------------
                               Lee I. Miller, Trustee of the ARA Trust


                               /s/ Lee I. Miller, Trustee
                               -------------------------------------------------
                               Lee I. Miller, Trustee of the DLA Trust


                               /s/ Matthew E. Avril
                               -------------------------------------------------
                               Matthew E. Avril


                               /s/ Susan B. Werth
                               -------------------------------------------------
                               Susan B. Werth



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                              /s/ Carol A. Lytle
                              ------------------------------
                                  Carol A. Lytle


                              /s/ Barbara Hollkamp
                              ------------------------------
                                  Barbara Hollkamp



                              /s/ James A. McKnight
                              ------------------------------
                                  James A. McKnight



                              /s/ William J. McLaughlin
                              ------------------------------
                                  William J. McLaughlin



                              /s/ Alain J.A. Grange
                              ------------------------------
                                  Alain J.A. Grange



                              /s/ Charles E. Harris
                              ------------------------------
                                  Charles E. Harris



                              /s/ John M. Sabin
                              ------------------------------
                                  John M. Sabin



                  [SIGNATURES CONTINUED FROM PRECEDING PAGE]

                              AMENDED SCHEDULE A
                              ------------------


                                        Holders
                                        -------

                                        No. of     No. of Shares
Name and Address/(1)/                   Shares     s/t Options
----------------                        ------     -------------

NevWest Limited Partnership            2,778,728               -
c/o NevGel, Inc., General Partner
5851 West Charleston Blvd.
Suite 1000
Las Vegas, Nevada  89102

Raymond L. Gellein, Jr.                  239,137               -
  Grantor Retained Annuity
  Trust
c/o Raymond L. Gellein, Sr.,
  Trustee

Matthew James Gellein                     42,880               -
  Irrevocable Trust
c/o Catherine G. Male,
  Trustee

Brett Tyler Gellein                       42,880               -
  Irrevocable Trust
c/o Catherine G. Male,
  Trustee

NevEast Limited Partnership            2,798,953               -
c/o NevJan I, Inc., General Partner
5851 West Charleston Blvd.
Suite 1000
Las Vegas, Nevada  89102

Janice G. Gellein Grantor                243,172               -
  Annuity Trust
c/o Raymond L. Gellein, Sr.,
  Trustee

Catherine Male Gift Trust                 20,500               -
c/o Raymond L. Gellein, Sr.,
 Trustee

                                       No. of      No. of Shares
Name and Address (continued)           Shares      s/t Options
----------------------------         ---------     -------------

Cherie Doherty Gift Trust               20,500                --
c/o Raymond L. Gellein, Sr.,
  Trustee

Susan Faetz Gift Trust                  20,500                --
c/o Raymond L. Gellein, Sr.,
  Trustee

Rija Limited Partnership             5,989,710                --
c/o Alexdann Corporation,
  General Partner
5851 West Charleston Blvd.
Suite 1000
Las Vegas, Nevada  89102

Jeffrey A. Adler Grantor Annuity        42,973                --
  Trust #1
c/o Jeffrey A. Adler, Trustee

Jeffrey A. Adler Grantor Annuity        51,567                --
  Trust #2
c/o Jeffrey A. Adler, Trustee

ARA Trust                               61,500                --
c/o Lee I. Miller,
  Trustee
Suite 1800
203 North LaSalle Street
Chicago, Illinois  60601-1293

DLA Trust                               61,500                --
c/o Lee I. Miller,
  Trustee
Suite 1800
203 North LaSalle Street
Chicago, Illinois  60601-1293

Matthew E. Avril                            --           400,000

Susan B. Werth                              --           125,000


                                    No. of     No. of Shares
Name and Address (continued)        Shares      s/t Options
----------------------------    ----------     -------------

Carol A. Lytle                          --           400,000

Barbara Hollkamp                        --           100,000

James A. McKnight                       --           100,000

William J. McLaughlin                   --           140,000

Alain J.A. Grange                       --           140,000

Charles E. Harris                       --           400,000

John M. Sabin                           --            22,000
                                ----------      ------------
       TOTAL                    12,414,500         1,827,000
                                ==========      ============

-------------------------
/(1)/ Unless otherwise specified, all addresses are 8801 Vistana Centre Drive, Orlando, Florida 32821.